UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

☐                                    If an emerging growth company, indicate by check mark if the registrant has elected not  to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events.

On September 17, 2018, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 11, 2018 (the “Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s 5.625% Junior Subordinated Debentures due 2078 (the “Securities”).  The Securities were sold to the Underwriters at a discount to their principal amount.  The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Twentieth Supplemental Indenture, dated as of September 17, 2018 (the “Supplemental Indenture”), between the Company and the Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, together with the form of global notes evidencing the Securities are included therein, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K and a legal opinion regarding certain tax matters as Exhibit 8.1 to this Form 8-K for the purpose of incorporating such opinions into the Company’s Registration Statement on Form S-3, as amended, No. 333-213765.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Twentieth Supplemental Indenture, dated as of September 17, 2018, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A of the Company filed on September 17, 2018)

5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

8.1	Opinion of Hunton Andrews Kurth LLP regarding certain tax matters

23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included as part of Exhibit 8.1)

99.1

Underwriting Agreement, dated September 11, 2018, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

EXHIBIT INDEX

Exhibit	Description
4.1

Twentieth Supplemental Indenture, dated as of September 17, 2018, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A of the Company filed on September 17, 2018)

5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

8.1	Opinion of Hunton Andrews Kurth LLP regarding certain tax matters

23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included as part of Exhibit 8.1)

99.1

Underwriting Agreement, dated September 11, 2018, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: September 17, 2018

	By:	/s/ Robert T. Lucas III
Name: Robert T. Lucas III
Title: Assistant Corporate Secretary